SUPPLEMENT TO THE PROSPECTUSES

OF

EVERGREEN DOMESTIC EQUITY FUNDS II

EVERGREEN SECTOR FUNDS

The prospectuses of Evergreen Technology Fund and Evergreen Mid Cap Value Fund (the “Funds”) are hereby supplemented as follows:

                Evergreen Investment Management Company, LLC, the Funds’ investment advisor, has proposed that the Funds be liquidated on or about March 7, 2005.  The liquidations are subject to approval by the Funds’ Board of Trustees, who are expected to consider the proposals at meetings being held December 8 and 9, 2004.  Effective after close of business on November 26, 2004, shares of the Funds will no longer be available for purchase by either new or existing shareholders.  If the Board approves the liquidations, shareholders in the Funds will be notified and further related details will follow.

                                                                                                                                                November 23, 2004